Exhibit 99.1

CINEMARK HOLDINGS, INC. REPORTS FOURTH QUARTER

AND FULL YEAR 2025 RESULTS

Achieved highest post-pandemic revenue with $3.1 billion for FY 2025

Reported $141 million of FY 2025 Net Income and
$578 million of Adjusted EBITDA with an 18.6% Adjusted EBITDA margin

Returned $315 million to shareholders through dividends and share repurchases, and reinvested $219 million in capital expenditures to maintain and enhance its global circuit

Plano, TX, February 18, 2026 – Cinemark Holdings, Inc. (NYSE: CNK), one of the largest and most influential theatrical exhibition companies in the world, today reported results for the three months and full year ended December 31, 2025.

“Cinemark delivered exceptional results in 2025 with box office performance that surpassed industry benchmarks, incremental market share gains, record-level proceeds from enhanced formats and non-traditional content, and all-time high concession sales and per caps. Despite a softer-than-anticipated film slate, we generated our highest revenue since the pandemic and delivered solid Adjusted EBITDA with a robust Adjusted EBITDA margin,” stated Sean Gamble, Cinemark’s President and CEO. “Our accomplishments reflect our team’s consistent ability to execute, innovate, and elevate the moviegoing experience we create for our guests, and they are indicative of the strong operating agility, customer loyalty, and advantaged market position we have developed.”

Q4 2025 and FY 2025 Earnings Highlights

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Entertained over 44 million moviegoers during Q4 2025 and 193 million for FY 2025.
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Achieved highest-grossing domestic box office since onset of the pandemic, exceeding 2023 high-water mark.
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Surpassed year-over-year North American industry box office results, extending outperformance trend to 15 of the past 17 years.
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Achieved strong fourth-quarter domestic market share that grew 40 basis points year-over-year; increased market share over 150 basis points versus pre-pandemic levels in both the U.S. and Latin America, the most significant gains of major exhibitors.
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Increased customer loyalty to Cinemark, growing Movie Club more than 5% year-over-year to over 1.45 million members and 30% of full year domestic admissions revenue.
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Generated highest full-year box office proceeds from non-traditional content in company history.
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Reported all-time high revenues from XD, IMAX, ScreenX and D-BOX enhanced offerings during FY 2025.
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Delivered highest full-year concession revenue ever at $1.2 billion, bolstered by record per caps in both our domestic and international segments.
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Achieved highest post-pandemic revenue in FY 2025 with more than $3.1 billion, and generated net income of $138 million, or $1.04 diluted earnings per share, attributable to Cinemark Holdings, Inc.
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Delivered FY 2025 Adjusted EBITDA of $578 million with a solid 18.6% Adjusted EBITDA margin.
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Generated $396 million of cash from operating activities and $177 million of free cash flow; ended year with a cash balance of $344 million.
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Extinguished all remaining COVID-related debt by effectively settling convertible notes and associated warrants.
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Returned $315 million to shareholders through dividends and share repurchases, while reinvesting $219 million in capital expenditures to maintain, enhance, and grow our global circuit.

Financial Results

Cinemark Holdings, Inc.’s total revenue for the three months ended December 31, 2025 decreased 4.7% to $776.3 million compared with $814.3 million for the three months ended December 31, 2024. For the three months ended December 31, 2025, admissions revenue was $383.8 million while concession revenue was $302.4 million, with attendance of 44.3 million patrons. Worldwide average ticket price was $8.66 and concession revenue per patron was $6.83.

Net income attributable to Cinemark Holdings, Inc. for the three months ended December 31, 2025 was $34.1 million compared with $51.3 million for the three months ended December 31, 2024. Diluted income per share for the three months ended December 31, 2025 was $0.16 compared with $0.33 for the three months ended December 31, 2024.

Adjusted EBITDA for the three months ended December 31, 2025 was $131.7 million compared with $156.9 million for the three months ended December 31, 2024. Reconciliations of non-GAAP financial measures are provided in the financial schedules accompanying this press release and at https://ir.cinemark.com.

Cinemark Holdings, Inc.’s total revenue for the twelve months ended December 31, 2025 increased 2.1% to $3,115.0 million compared with $3,049.5 million for the twelve months ended December 31, 2024. For the twelve months ended December 31, 2025, admissions revenue was $1,544.7 million while concession revenue was $1,227.2 million, with attendance of 193.0 million patrons. Worldwide average ticket price was $8.00 and concession revenue per patron was $6.36.

Net income attributable to Cinemark Holdings, Inc. for the twelve months ended December 31, 2025 was $138.2 million compared with $309.7 million for the twelve months ended December 31, 2024. Diluted income per share for the twelve months ended December 31, 2025 was $1.04 compared with $2.06 for the twelve months ended December 31, 2024.

Adjusted EBITDA for the twelve months ended December 31, 2025 was $577.9 million compared with $590.2 million for the twelve months ended December 31, 2024. Reconciliations of non-GAAP financial measures are provided in the financial schedules accompanying this press release and at https://ir.cinemark.com.

On February 17, 2026, Cinemark Holdings, Inc.'s board of directors declared a quarterly cash dividend of $0.09 per share of common stock. The quarterly dividend will be payable on March 17, 2026 to shareholders of record as of March 3, 2026.

Prepared Earnings Remarks and Conference Call Information

In conjunction with this release, Cinemark will post an earnings executive commentary at https://ir.cinemark.com and will host a live webcast today at 8:30 am EST.

To access the webcast go to https://event.choruscall.com/mediaframe/webcast.html?webcastid=I1tlGUVd. A replay will be available following the call and archived for a limited time.

About Cinemark Holdings, Inc.

Headquartered in Plano, TX, Cinemark (NYSE: CNK) is one of the largest and most influential movie theater companies in the world. Cinemark’s circuit, comprised of various brands that also include Century, Tinseltown and Rave, as of December 31, 2025 operated 496 theaters with 5,637 screens in 42 states domestically and 13 countries throughout South and Central America. Cinemark consistently provides an extraordinary guest experience from the initial ticket purchase to the closing credits, including Movie Club, the first U.S. exhibitor-launched subscription program; the highest Luxury Lounger recliner seat penetration among the major players; XD - the No. 1 exhibitor-brand premium large format; and expansive food and beverage options to further enhance the moviegoing experience. For more information go to https://ir.cinemark.com.

Investor Relations Contact:

Chanda Brashears – 972-665-1671 or cbrashears@cinemark.com

Media Contact:

Julia McCartha – 972-665-1322 or pr@cinemark.com

Forward-looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information currently available as well as management’s assumptions and beliefs today. These statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the statements, and investors should not place undue reliance on them. Risks and uncertainties that could cause actual results to differ materially from such statements include:

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future revenue, expenses and profitability;
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currency exchange rate and inflationary impacts;
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general economic conditions in the United States and internationally;
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the future development and expected growth of our business;
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projected capital expenditures;
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access to capital resources;
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attendance at movies generally or in any of the markets in which we operate;
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the number and diversity of popular movies released, the length of exclusive theatrical release windows, and our ability to successfully license and exhibit popular films;
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national and international growth in our industry;
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competition from other exhibitors, alternative forms of entertainment and content delivery via streaming and other formats;
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changes in legislation, government regulations or policies that affect our operations;
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determinations in lawsuits in which we are a party; and
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extraordinary events beyond our control, such as conflicts, wars, natural disasters, public health crises, labor strikes, or terrorist acts.

You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in the Company's Annual Report on Form 10-K filed February 18, 2026. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cinemark Holdings, Inc.

Financial and Operating Summary

(unaudited, in millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2025	2024	2025	2024
Statement of income data:
Revenue
Admissions	$383.8	$406.5	$1,544.7	$1,522.5
Concession	302.4	313.4	1,227.2	1,197.8
Other	90.1	94.4	343.1	329.2
Total revenue	776.3	814.3	3,115.0	3,049.5
Cost of operations
Film rentals and advertising	219.3	235.7	877.0	859.6
Concession supplies	57.5	60.3	240.5	225.4
Salaries and wages	105.1	107.7	411.1	401.8
Facility lease expense	78.7	80.6	321.8	325.3
Utilities and other	127.0	127.3	484.8	459.4
General and administrative expenses	65.6	57.1	236.1	218.1
Depreciation and amortization	52.1	49.2	201.9	197.5
Impairment of long-lived and other assets	4.3	1.5	6.5	1.5
Loss (gain) on disposal of assets and other	2.2	(0.4)	2.1	1.6
Total cost of operations	711.8	719.0	2,781.8	2,690.2
Operating income	64.5	95.3	333.2	359.3
Other income (expense)
Interest expense	(32.2)	(35.0)	(142.3)	(144.0)
Interest income	5.4	12.9	38.7	53.2
Loss on debt amendments and extinguishments	—	(1.4)	(1.5)	(6.9)
Gain (loss) on warrants	15.2	—	(39.3)	—
Foreign currency exchange and other related loss	(4.1)	(1.8)	(9.8)	(9.7)
Distributions from NCMI/NCM	0.1	—	1.7	—
Interest expense - NCM	(5.3)	(5.5)	(21.3)	(22.0)
Equity in income of affiliates	1.5	0.6	6.6	11.9
Net (loss) gain on investment in NCMI	(2.7)	(1.8)	(12.1)	11.0
Income before income taxes	42.4	63.3	153.9	252.8
Income tax expense (benefit)	7.5	11.2	12.4	(60.1)
Net income	$34.9	$52.1	$141.5	$312.9
Less: Net income attributable to noncontrolling interests	0.8	0.8	3.3	3.2
Net income attributable to Cinemark Holdings, Inc.	$34.1	$51.3	$138.2	$309.7
Income per share attributable to Cinemark Holdings, Inc.'s common stockholders
Basic	$0.29	$0.42	$1.18	$2.54
Diluted	$0.16	$0.33	$1.04	$2.06
Weighted average shares outstanding
Basic	116.6	120.0	115.6	119.9
Diluted	119.2	163.6	134.3	154.9

Other Operating Data

(unaudited, in millions)

	As of December 31,
	2025	2024
Balance sheet data:
Cash and cash equivalents	$344.3	$1,057.3
Theater properties and equipment, net	$1,175.8	$1,145.1
Total assets	$4,433.9	$5,067.0
Long-term debt, net of unamortized debt issuance costs and original issue discount	$1,875.6	$2,334.7
Total equity	$413.8	$603.4

	Twelve Months Ended December 31,
	2025	2024
Cash flows provided by (used for):
Operating activities (1)	$396.1	$466.0
Investing activities	$(209.2)	$(146.9)
Financing activities	$(913.1)	$(103.1)
(1)
We define free cash flow as cash flows provided by operating activities less capital expenditures. A reconciliation of cash flows provided by operating activities to free cash flow is provided below:

	Twelve Months Ended December 31,
	2025	2024
Reconciliation of free cash flow:
Cash flows provided by operating activities	$396.1	$466.0
Less: Capital expenditures	(218.9)	(150.8)
Free cash flow	$177.2	$315.2

Segment Information

(unaudited, in millions, except per patron data)

	U.S. Reportable Segment		International Reportable Segment			Consolidated
	Three Months Ended December 31,		Three Months Ended December 31,		Constant Currency (1)	Three Months Ended December 31,
	2025	2024	2025	2024	2025	2025	2024
Revenue and Attendance
Admissions revenue	$326.5	$338.7	$57.3	$67.8	$58.1	$383.8	$406.5
Concession revenue	253.8	259.7	48.6	53.7	48.9	302.4	313.4
Other revenue	61.9	68.0	28.2	26.4	28.9	90.1	94.4
Total revenue	$642.2	$666.4	$134.1	$147.9	$135.9	$776.3	$814.3
Attendance	29.6	32.6	14.7	18.4		44.3	51.0
Average ticket price	$11.03	$10.39	$3.90	$3.68	$3.95	$8.66	$7.97
Concession revenue per patron	$8.57	$7.97	$3.31	$2.92	$3.33	$6.83	$6.15
Cost of Operations
Film rentals and advertising	$189.5	$201.2	$29.8	$34.5	$30.2	$219.3	$235.7
Concession supplies	46.4	47.7	11.1	12.6	11.1	57.5	60.3
Salaries and wages	88.1	91.2	17.0	16.5	17.5	105.1	107.7
Facility lease expense	61.4	61.8	17.3	18.8	17.2	78.7	80.6
Utilities and other	99.0	100.8	28.0	26.5	28.5	127.0	127.3

`	U.S. Reportable Segment		International Reportable Segment			Consolidated
	Twelve Months Ended December 31,		Twelve Months Ended December 31,		Constant Currency (1)	Twelve Months Ended December 31,
	2025	2024	2025	2024	2025	2025	2024
Revenue and Attendance
Admissions revenue	$1,266.0	$1,233.1	$278.7	$289.4	$304.5	$1,544.7	$1,522.5
Concession revenue	998.2	969.3	229.0	228.5	247.6	1,227.2	1,197.8
Other revenue	238.0	234.4	105.1	94.8	115.3	343.1	329.2
Total revenue	$2,502.2	$2,436.8	$612.8	$612.7	$667.4	$3,115.0	$3,049.5
Attendance	120.3	122.9	72.7	78.2		193.0	201.1
Average ticket price	$10.52	$10.03	$3.83	$3.70	$4.19	$8.00	$7.57
Concession revenue per patron	$8.30	$7.89	$3.15	$2.92	$3.41	$6.36	$5.96
Cost of Operations
Film rentals and advertising	$733.8	$714.4	$143.2	$145.2	$156.9	$877.0	$859.6
Concession supplies	188.3	174.5	52.2	50.9	56.1	240.5	225.4
Salaries and wages	342.3	335.6	68.8	66.2	74.8	411.1	401.8
Facility lease expense	244.8	245.8	77.0	79.5	81.8	321.8	325.3
Utilities and other	377.5	356.5	107.3	102.9	116.5	484.8	459.4

(1) Constant currency amounts, which are non-GAAP measurements, were calculated using the average exchange rate for the corresponding month for 2024. We translate the results of our international reportable segment from local currencies into U.S. dollars using currency rates in effect at different points in time in accordance with U.S. GAAP. Significant changes in foreign currency exchange rates from one period to the next can result in meaningful variations in reported results. We are providing constant currency amounts for our international reportable segment to present a period-to-period comparison of business performance that excludes the impact of foreign currency fluctuations.

Other Segment Information

(unaudited, in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Adjusted EBITDA (1)
U.S.	$113.7	$128.0	$462.0	$466.6
International	18.0	28.9	115.9	123.6
Total Adjusted EBITDA	$131.7	$156.9	$577.9	$590.2

Capital expenditures
U.S.	$77.2	$41.4	$161.4	$109.1
International	36.1	19.2	57.5	41.7
Total capital expenditures	$113.3	$60.6	$218.9	$150.8
(1)
Adjusted EBITDA represents net income before income taxes, depreciation and amortization expense and other items, as calculated below. Adjusted EBITDA is a non-GAAP financial measure commonly used in our industry and should not be construed as an alternative to income as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with GAAP). Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. We have included Adjusted EBITDA because we believe it provides management and investors with additional information to measure our performance and liquidity, estimate our value and evaluate our ability to service debt. In addition, we use Adjusted EBITDA for incentive compensation purposes. A reconciliation of net income to Adjusted EBITDA is provided below.

Reconciliation of Adjusted EBITDA

(unaudited, in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net income	$34.9	$52.1	$141.5	$312.9
Add (deduct):
Income tax expense (benefit)	7.5	11.2	12.4	(60.1)
Interest expense (1)	32.2	35.0	142.3	144.0
Other loss (income), net (2)	5.1	(4.4)	(3.8)	(44.4)
Cash distributions from equity investees (3)	0.9	4.2	8.9	9.3
Depreciation and amortization	52.1	49.2	201.9	197.5
Impairment of long-lived assets	4.3	1.5	6.5	1.5
Loss (gain) on disposal of assets and other	2.2	(0.4)	2.1	1.6
Loss on debt amendments and extinguishments	—	1.4	1.5	6.9
(Gain) loss on warrants	(15.2)	—	39.3	—
Non-cash rent	(2.7)	(2.3)	(11.2)	(12.5)
Share-based awards compensation expense (4)	10.4	9.4	36.5	33.5
Adjusted EBITDA	$131.7	$156.9	$577.9	$590.2
(1)
Includes amortization of debt issuance costs, amortization of original issue discount and amortization of accumulated (losses) gains for amended swap agreements.
(2)
Includes interest income, foreign currency exchange and other related loss, interest expense - NCM, equity in income of affiliates, net (loss) gain on investment in NCMI and distributions from NCMI/NCM.
(3)
Reflects cash distributions received from equity investees that were recorded as a reduction of the respective investment balances. These distributions are reported entirely within the U.S. reportable segment.
(4)
Non-cash expense included in general and administrative expenses.